UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 2, 2007

Date of Report (Date of earliest event reported)

SIRENZA MICRODEVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-30615	77-0073042
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

303 S. TECHNOLOGY COURT, BROOMFIELD, CO 80021

(Address of principal executive offices, including zip code)

(303) 327-3030

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of John Zucker as Director. On April 2, 2007, John Zucker resigned from his position as a member of the Board of Directors of Sirenza Microdevices, Inc., citing personal reasons and a wish to pursue other opportunities. Mr. Zucker's resignation was not due to any disagreement with the company on any matter relating to the company's operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRENZA MICRODEVICES, INC.

By: /s/ Clay B. Simpson

Clay B. Simpson

Vice President, General Counsel and Secretary

  Date:  April 3, 2007